                                                                               .
                                                                               .
                                                                               .

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                  200,003.49
Available Funds:
        Contract Payments due and received in this period                                                         3,710,219.87
        Contract Payments due in prior period(s) and received in this period                                        444,127.30
        Contract Payments received in this period for next period                                                   106,462.46
        Sales, Use and Property Tax, Maintenance, Late Charges                                                       96,769.36
        Prepayment Amounts related to early termination in this period                                              554,947.51
        Servicer Advance                                                                                            518,121.77
        Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
        Transfer from Reserve Account                                                                                 3,631.36
        Interest earned on Collection Account                                                                         2,457.03
        Interest earned on Affiliated Account                                                                           506.49
        Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                       0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
        contract < Predecessor contract)                                                                                  0.00
        Amounts paid under insurance policies                                                                             0.00
        Any other amounts                                                                                                 0.00

                                                                                                                --------------
Total Available Funds                                                                                             5,637,246.64
Less: Amounts to be Retained in Collection Account                                                                  284,641.84
                                                                                                                --------------
AMOUNT TO BE DISTRIBUTED                                                                                          5,352,604.80
                                                                                                                ==============

DISTRIBUTION OF FUNDS:
        1.   To Trustee -  Fees                                                                                           0.00
        2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                             444,127.30
        3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                  a) Class A1 Principal and Interest                                                                      0.00
                  a) Class A2 Principal (distributed after A1 Note matures) and Interest                                  0.00
                  a) Class A3 Principal (distributed after A2 Note matures) and Interest                          3,662,600.90
                  a) Class A4 Principal (distributed after A3 Note matures) and Interest                            508,746.22
                  b) Class B Principal and Interest                                                                  71,109.21
                  c) Class C Principal and Interest                                                                 142,652.78
                  d) Class D Principal and Interest                                                                  96,070.43
                  e) Class E Principal and Interest                                                                 126,513.60

        4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      0.00
        5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                  a) Residual Interest (Provided no Restricting or Amortization Event in effect)                     31,420.85
                  b) Residual Principal (Provided no Restricting or Amortization Event in effect)                   121,060.50
                  c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)          3,631.36
        6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts              99,732.88
        7.   To Servicer, Servicing Fee and other Servicing Compensations                                            44,938.77
                                                                                                                --------------
TOTAL FUNDS DISTRIBUTED                                                                                           5,352,604.80
                                                                                                                ==============

                                                                                                                --------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}          284,641.84
                                                                                                                ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                $4,104,190.93
- Add Investment Earnings                                                                                             3,631.36
- Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
- Less Distribution to Certificate Account                                                                            3,631.36
                                                                                                                --------------
End of period balance                                                                                            $4,104,190.93
                                                                                                                ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                       $4,104,190.93
                                                                                                                ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Pool A                                           82,143,489.47
                     Pool B                                           23,312,614.08
                                                                     --------------
                                                                                         105,456,103.55
Class A Overdue Interest, if any                                               0.00
Class A Monthly Interest - Pool A                                        483,126.22
Class A Monthly Interest - Pool B                                        137,112.93

Class A Overdue Principal, if any                                              0.00
Class A Monthly Principal - Pool A                                     2,234,214.97
Class A Monthly Principal - Pool B                                     1,316,893.00
                                                                     --------------
                                                                                           3,551,107.97
Ending Principal Balance of the Class A Notes
                     Pool A                                           79,909,274.50
                     Pool B                                           21,995,721.08
                                                                     --------------
                                                                                         --------------
                                                                                         101,904,995.58
                                                                                         ==============

Interest Paid Per $1,000            Principal Paid Per $1,000                  Ending Principal
Original Face $240,779,000          Original Face $240,779,000                 Balance Factor
--------------------------          --------------------------                 --------------
       $ 2.575969                           $ 14.748412                          42.323041%

IV. CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                     Class A1                                                  0.00
                     Class A2                                                  0.00
                     Class A3                                         19,652,103.55
                     Class A4                                         85,804,000.00

                                                                     --------------

Class A Monthly Interest                                                                  105,456,103.55
                     Class A1 (Actual Number Days/360)                         0.00
                     Class A2                                                  0.00
                     Class A3                                            111,492.93
                     Class A4                                            508,746.22

                                                                     --------------

Class A Monthly Principal
                     Class A1                                                  0.00
                     Class A2                                                  0.00
                     Class A3                                          3,551,107.97
                     Class A4                                                  0.00

                                                                     --------------
                                                                                            3,551,107.97
Ending Principal Balance of the Class A Notes
                     Class A1                                                  0.00
                     Class A2                                                  0.00
                     Class A3                                         16,100,995.58
                     Class A4                                         85,804,000.00

                                                                     --------------
                                                                                         ---------------
                                                                                          101,904,995.58
                                                                                         ===============

Class A3

Interest Paid Per $1,000            Principal Paid Per $1,000                  Ending Principal
Original Face $74,000,000           Original Face $74,000,000                  Balance Factor
-------------------------           -------------------------                  --------------
       $ 1.506661                          $ 47.987946                            21.758102%

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                        Pool A                                          1,400,045.15
                        Pool B                                            397,314.57
                                                                       -------------
                                                                                           1,797,359.72

Class B Overdue Interest, if any                                                0.00
Class B Monthly Interest - Pool A                                           8,240.43
Class B Monthly Interest - Pool B                                           2,338.53
Class B Overdue Principal, if any                                               0.00
Class B Monthly Principal - Pool A                                         38,083.21
Class B Monthly Principal - Pool B                                         22,447.04
                                                                       -------------
                                                                                              60,530.25
Ending Principal Balance of the Class B Notes
                        Pool A                                          1,361,961.94
                        Pool B                                            374,867.53
                                                                       -------------      -------------
                                                                                           1,736,829.47
                                                                                          =============

Interest Paid Per $1,000       Principal Paid Per $1,000              Ending Principal
Original Face $4,104,000       Original Face $4,104,000               Balance Factor
------------------------       ------------------------               --------------
       $ 2.577719                     $ 14.749086                       42.320406%

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                        Pool A                                          2,800,090.32
                        Pool B                                            794,629.14
                                                                       -------------
                                                                                           3,594,719.46

Class C Overdue Interest, if any                                                0.00
Class C Monthly Interest - Pool A                                          16,819.21
Class C Monthly Interest - Pool B                                           4,773.07
Class C Overdue Principal, if any                                               0.00
Class C Monthly Principal - Pool A                                         76,166.42
Class C Monthly Principal - Pool B                                         44,894.08
                                                                       -------------
                                                                                             121,060.50
Ending Principal Balance of the Class C Notes
                        Pool A                                          2,723,923.90
                        Pool B                                            749,735.06
                                                                       -------------      -------------
                                                                                           3,473,658.96
                                                                                          =============

Interest Paid Per $1,000       Principal Paid Per $1,000              Ending Principal
Original Face $8,208,000       Original Face $8,208,000               Balance Factor
------------------------       ------------------------               --------------
       $ 2.630638                      $ 14.749086                      42.320406%

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                        Pool A                                        1,866,726.88
                        Pool B                                          529,752.77
                                                                     -------------
                                                                                          2,396,479.65

Class D Overdue Interest, if any                                              0.00
Class D Monthly Interest - Pool A                                        11,967.27
Class D Monthly Interest - Pool B                                         3,396.16
Class D Overdue Principal, if any                                             0.00
Class D Monthly Principal - Pool A                                       50,777.61
Class D Monthly Principal - Pool B                                       29,929.39
                                                                     -------------
                                                                                            80,707.00
Ending Principal Balance of the Class D Notes
                        Pool A                                        1,815,949.27
                        Pool B                                          499,823.38
                                                                     -------------
                                                                                        -------------
                                                                                         2,315,772.65
                                                                                        =============

Interest Paid Per $1,000       Principal Paid Per $1,000              Ending Principal
Original Face $5,472,000       Original Face $5,472,000               Balance Factor
------------------------       ------------------------               --------------
       $ 2.807644                     $ 14.749086                       42.320407%

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                        Pool A                                         2,333,408.59
                        Pool B                                           662,190.96
                                                                      -------------
                                                                                           2,995,599.55

Class E Overdue Interest, if any                                               0.00
Class E Monthly Interest - Pool A                                         19,964.25
Class E Monthly Interest - Pool B                                          5,665.60
Class E Overdue Principal, if any                                              0.00
Class E Monthly Principal - Pool A                                        63,472.02
Class E Monthly Principal - Pool B                                        37,411.73
                                                                      -------------
                                                                                             100,883.75
Ending Principal Balance of the Class E Notes
                        Pool A                                         2,269,936.57
                        Pool B                                           624,779.23
                                                                      -------------
                                                                                         --------------
                                                                                           2,894,715.80
                                                                                         ==============

Interest Paid Per $1,000       Principal Paid Per $1,000              Ending Principal
Original Face $6,840,000       Original Face $6,840,000               Balance Factor
------------------------       ------------------------               --------------
      $ 3.747054                      $ 14.749086                       42.320406%

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                        Pool A                                               2,801,270.26
                        Pool B                                                 795,178.10
                                                                            -------------
                                                                                                      3,596,448.36

Residual Interest - Pool A                                                      25,536.27
Residual Interest - Pool B                                                       5,884.58
Residual Principal - Pool A                                                     76,166.42
Residual Principal - Pool B                                                     44,894.08
                                                                            -------------
                                                                                                        121,060.50
Ending Residual Principal Balance
                        Pool A                                               2,725,103.84
                        Pool B                                                 750,284.02
                                                                            -------------
                                                                                                     -------------
                                                                                                      3,475,387.86
                                                                                                     =============

X. PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                                        44,938.77
 - Servicer Advances reimbursement                                                                      444,127.30
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                       99,732.88
                                                                                                     -------------
Total amounts due to Servicer                                                                           588,798.95
                                                                                                     =============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    beginning of the related Collection Period                                                                  93,345,030.64

 Aggregate Discounted Contract Balance of Additional Contracts acquired during
    Collection Period                                                                                                    0.00

 Decline in Aggregate Discounted Contract Balance                                                                2,538,880.64

 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    ending of the related Collection Period                                                                    --------------
                                                                                                                90,806,150.00
                                                                                                               ==============
 Components of Decline in Aggregate Discounted Contract Balance:
     - Principal portion of Contract Payments  and Servicer Advances                         2,384,095.19

     - Principal portion of Prepayment Amounts                                                 154,785.45

     - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

     - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
            Contracts during the Collection Period                                                   0.00

     - Aggregate Discounted Contract Balance of Substitute Contracts added during
            Collection Period                                                                        0.00

     - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
            during Collection Period                                                                 0.00

                                                                                           --------------
                             Total Decline in Aggregate Discounted Contract Balance          2,538,880.64
                                                                                           ==============

POOL B
 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    beginning of the related Collection Period                                                                  26,491,679.60

 Aggregate Discounted Contract Balance of Additional Contracts acquired during
    Collection Period                                                                                                    0.00

 Decline in Aggregate Discounted Contract Balance                                                                1,496,469.32

 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    ending of the related Collection Period                                                                    --------------
                                                                                                                24,995,210.28
                                                                                                               ==============
 Components of Decline in Aggregate Discounted Contract Balance:
     - Principal portion of Contract Payments  and Servicer Advances                         1,099,668.94

     - Principal portion of Prepayment Amounts                                                 396,800.38

     - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

     - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
            Contracts during the Collection Period                                                   0.00

     - Aggregate Discounted Contract Balance of Substitute Contracts added during
            Collection Period                                                                        0.00

     - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
            during Collection Period                                                                 0.00

                                                                                           --------------
                             Total Decline in Aggregate Discounted Contract Balance          1,496,469.32
                                                                                           ==============

                                                                                                              --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                             115,801,360.28
                                                                                                              ==============

                       DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

 POOL A                                                                                            Predecessor
                                                       Discounted              Predecessor         Discounted
 Lease #          Lessee Name                          Present Value           Lease #             Present Value
 --------         -------------------                  --------------          ----------------    ----------------
                  NONE

                                                       -------------                               ---------------
                                             Totals:           $0.00                                         $0.00

 a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $0.00
 b) ADCB OF POOL A AT CLOSING DATE                                                                 $186,735,373.96
 c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                        YES       NO   X
                                                         ----      ------

  POOL B                                                                                            Predecessor
                                                        Discounted             Predecessor          Discounted
  Lease #          Lessee Name                          Present Value          Lease #              Present Value
  -------          -----------------                    --------------         ----------------     --------------
                   NONE


                                                        ------------                                --------------
                                              Totals:          $0.00                                         $0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                 $86,877,354.94
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                             0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                      YES     NO    X
                                                       ----    -------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

 POOL A - NON-PERFORMING                                                                                           Predecessor
                                                                         Discounted                Predecessor     Discounted
 Lease #      Lessee Name                                                Present Value             Lease #         Present Value
 --------     ---------------------------------------------              ----------------          -------------   ---------------
 1528-004     U.S. Neurological, Inc.                                        $194,560.17           2042-202            $981,403.44
 2826-001     Newark Health Imaging, L.L.C.                                  $789,368.50
 2875-008     MRI of River North, INC. et al                                 $735,842.45           2314-004            $707,303.41
 2709-202     Symmorphix, Inc.                                               $390,173.53           2041-201            $526,898.39
 2712-201     Matric Semiconductor, Inc.                                     $123,333.71           2041-202             $87,853.47
 2712-202     Matric Semiconductor, Inc.                                     $102,100.09
 3323-001     Open MRI Ohio I Ventures L.L.C.                              $1,018,210.69           2659-001            $567,212.03
              Cash                                                           $116,213.37           2660-001            $567,212.03
 3694-003     Community Radiology of Virginia, Inc.                          $607,349.06           973-021             $154,974.48
 3698-002     Advanced Medical Imaging Center, Inc.                          $506,124.29           973-022              $31,639.99
 3702-002     USDL Pittsburgh Inc & USDL Pittsburgh Holding                $1,418,075.66           973-023              $49,476.32
                                                                                                   973-026              $56,668.18
                                                                                                   1969-102            $487,002.62
                                                                                                   2590-001          $1,261,454.31
                                                                                                   1081-501            $326,796.30
                                                                                                   1081-503            $124,052.91

                                                                         ---------------                           ----------------
                                                               Totals:     $6,001,351.52                             $5,929,947.88

 a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                      5,929,947.88
 b) ADCB OF POOL A AT CLOSING DATE                                                                                 $186,735,373.96
 c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            3.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                      YES       NO   X
                                                       ----      -------

  POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                     Predecessor
                                                                         Discounted                Predecessor      Discounted
  Lease #      Lessee Name                                               Present Value             Lease #          Present Value
  -------      ---------------------------------------------             ----------------          -------------    ---------------
  3313-001     Open MRI Missouri Ventures, LLC                             $1,103,064.69           1004-501              $60,739.26
  3313-003     Open MRI Missouri Ventures, LLC                             $1,035,735.31           1004-502              $60,739.26
  3309-002     Open MRI Illinois Ventures, LLC                               $998,471.79           2786-001           $3,010,223.86
  3702-005     USDL Pittsburgh Inc & USDL Pittsburgh Holding                 $911,603.03           2140-501           $1,338,784.65
  3718-001     USD Dayton, Inc., and USD Dayton Holding                      $809,799.02           2445-002             $224,427.12
                                                                                                   2671-001              $75,159.10
                                                                         ---------------                            ---------------
                                                               Totals:     $4,858,673.84                              $4,770,073.25

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                        $4,770,073.25
  b) ADCB OF POOL B AT CLOSING DATE                                                                                  $86,877,354.94
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            5.49%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                        YES     NO  X
                                                         ----    -----

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                              TOTAL OUTSTANDING CONTRACTS
   This Month                            1,447,490.72          This Month                                  115,801,360.28
   1 Month Prior                         1,538,503.88          1 Month Prior                               119,836,710.24
   2 Months Prior                          821,322.72          2 Months Prior                              123,709,304.52

   Total                                 3,807,317.32          Total                                       359,347,375.04

   a) 3 MONTH AVERAGE                    1,269,105.77          b) 3 MONTH AVERAGE                          119,782,458.35

   c) a/b                                       1.06%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                    Yes                    No              X
                                                                                        -------------------         ---------------
3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                            Yes                    No              X
                                                                                        -------------------         ---------------
   B. An Indenture Event of Default has occurred and is then continuing?            Yes                    No              X
                                                                                        -------------------         ---------------

4. Has a Servicer Event of Default occurred?                                        Yes                    No              X
                                                                                        -------------------         ---------------

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                 Yes                    No              X
                                                                                        -------------------         ---------------
   B. Bankruptcy, insolvency, reorganization; default/violation of any
        covenant or obligation not remedied within 90 days?                         Yes                    No              X
                                                                                        -------------------         ---------------
   C. As of any Determination date, the sum of all defaulted contracts
        since the Closing date exceeds 6% of the ADCB on the Closing Date?          Yes                    No              X
                                                                                        -------------------         ---------------

6. Aggregate Discounted Contract Balance at Closing Date                        Balance  $273,612,728.90
                                                                                        --------------------

   DELINQUENT LEASE SUMMARY

                  Days Past Due                           Current Pool Balance                           # Leases
                  -------------                           --------------------                           --------
                        31 - 60                                   2,298,919.13                                 34
                        61 - 90                                     248,230.75                                 16
                       91 - 180                                   1,447,490.72                                 19

   Approved By:
   Matthew E. Goldenberg
   Vice President
   Structured Finance and Securitization